Nasdaq: SFNC 4th Quarter 2024 Earnings Presentation Contents 2 Company Profile 3 4Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 17 Loan Portfolio 23 Credit Quality 27 2025 Outlook 30 Appendix Exhibit 99.2

Simmons First National Corporation A Mid-South based financial holding company serving our customers and the communities where we work and live since 1903 Company Overview $26.9 Billion total assets $21.9 Billion total deposits 115 Consecutive years Paying dividends3 $8.5 Billion Assets under Management/ Administration $17.0 Billion total Loans 121 Years of service 222 Financial Centers across Six States 14.6% Total RBC Ratio 8.3% TCE Ratio1 4.0% Dividend yield2 78% Loan to deposit ratio 1.38% ACL TO total loans 212% NPL Coverage Ratio Figures presented on this slide are as of December 31, 2024, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 Based on January 10, 2025, closing stock price of $20.96 and annualized dividend rate of $0.84 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

4Q24 Financial Highlights

PPNR2 $67.4M $69.2M Revenue $208.5M $208.5M EPS (diluted) $0.38 $0.39 Net income $48.3M $49.6M 4Q24 Highlights Comparisons on this page are 4Q24 vs 3Q24, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information 3 “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios. See pages 18, 22, 24, and 25 for more information Reported Adjusted1 Positive Operating Leverage Positive operating leverage driven by 5% increase in net interest income Net interest margin of 2.87%, up 13 bps vs 3Q24 Focused on proactively managing funding costs Cost of deposits 2.60%, down 19 bps vs 3Q24 Reduced reliance on wholesale funding Prudent expense management while continuing to invest in the business Full-year adjusted noninterest expense1 2.5% below 4Q22 annualized run rate $6 million of additional annual cost savings in 2024 from Better Bank Initiative Credit quality remains sound Provision for credit losses on loans exceeded NCOs by $1.8 million 6 bps of net charge-offs associated with run-off portfolio3 ACL ratio at 1.38% Strong Capital Position Total RBC ratio at 14.61%, up 36 bps from 3Q24 CET1 ratio at 12.38%, up 32 bps on a linked quarter basis NIM 2.87% NCO ratio 0.27%

Balance Sheet Highlights 1 Yield is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% Loans $ in billions; Period End Balances Investment Securities $ in billions; Period End Balances Deposits $ in billions; Period End Balances Average Loans $ in billions Average Investment Securities $ in billions Average Deposits $ in billions (3)% 6.24% 6.39% 6.44% Yield1 3.76% 3.68% 3.63% Yield1 (2)% 2.75% 2.79% 2.79% Cost 1% 6.32% 3.54% (3)% 2.60% Down 19 bps Up Slightly

Income Statement Highlights PPNR – Pre-provision net revenue NIE – Noninterest Expense EPS – Earnings per Share 1 NIM is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation Net Interest Income $ in millions 2.66% 2.69% 2.74% NIM1 Total Revenue and Adjusted Revenue2 $ in millions PPNR2 and Adjusted PPNR2 $ in millions NIE and Adjusted NIE2 $ in millions Net Income and Adjusted Net Income2 $ in millions Diluted EPS and Adjusted Diluted EPS2 9% 5% 3% 7% 4% 21% 1% 2.87% Up 13 bps 23% 22%

Net Interest Income and Margin (FTE)

Net Interest Income and Margin

$ in millions; FTE


$162.1
$158.3
$160.5
$164.1
$171.4
4Q23
1Q24
2Q24
3Q24
4Q24
NIM 2.68%
2.66%
2.69%
2.74%
2.87%

Net Interest Margin Evolution

FTE


2.74%
(10) bps
(3) bps
4 bps
22 bps
2.87%
3Q24
EA Yield/ Volume
Swap Impact
Funding Mix
Funding Costs
4Q24

Select Yields/Rates

FTE (%)


6.20
6.24
6.39
6.44
6.32
5.79
5.85
5.84
5.79
5.32
3.67
3.76
3.68
3.63
3.54
2.58
2.75
2.79
2.79
2.60
4Q23
1Q24
2Q24
3Q24
4Q24
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits
Other Borrowings

Estimated Future Swap Income[1]

$ in millions; Based on Forward Fed Funds rates


Assumed Average Effective Fed Funds Rate
4.42%
4.22%
4.09%
4.02%
3.98%
$8.1
$7.7
$7.5
$7.3
$7.0
1Q25
2Q25
3Q25
4Q25
1Q26

Highlights

(4Q24 vs 3Q24)

- Net interest income (FTE) up $7.3 million
- NIM at 2.87 percent, up 13 bps
- Lower Fed Funds effective rate reduced swap impact by 3 bps
- Decline in 3 Month Term SOFR resulted in ~70 bps rate decline on Subordinated Debt
- Proactive rate management on administered deposits coupled with liability sensitivity drives down funding costs
  - **19 bps** decrease on cost of deposits
  - **56 bps** decrease on rate of other borrowings
  - **67 bps** decrease on rate of subordinated debentures
- Remaining balance of purchase accounting accretion at 12/30/24 was $7.2 million

FTE – Fully taxable equivalent using an effective tax rate of 26.135% EA – Earnings assets

Totals may not foot due to rounding

1 Estimated swap income based on projected forward effective fed funds rates as of January 6, 2025. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

7

Adjusted Total Revenue Per Employee (FTE)1 ($ in thousands) Adjusted Total Revenue Per Avg. Diluted Share1 ($ in thousands) Adjusted Noninterest Income to Adjusted Total Revenue1 Noninterest Income Totals may not foot due to rounding FTE – Full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation Highlights Adjusted noninterest income1 in 4Q24 reflects growth in most fee-based businesses on a linked quarter basis Decrease in “other” noninterest income on a linked quarter basis driven primarily by gains on sale of OREO and to a lesser extent SBIC gains recorded in 3Q24 Year-over-year increase in noninterest income was well diversified as most fee-based businesses experienced gains 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 4Q24 Adjusted 4Q24 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q24 4Q23 3Q24 4Q23 Service charges on deposit accounts $12.978 $12.978 $0.26500000000000057 2.0844804530795296% $0.19599999999999973 1.5334063526834589% 12.712999999999999 12.782 0.26500000000000057 0.19599999999999973 Wealth management fees 8.8279999999999994 8.8279999999999994 0.60199999999999854 7.3182591782153956 1.1489999999999991 14.962885792420877 8.2260000000000009 7.6790000000000003 0.60199999999999854 1.1489999999999991 Debit and credit card fees 8.3230000000000004 8.3230000000000004 0.17900000000000027 2.1979371316306517 0.50100000000000033 6.4050115060086981 8.1440000000000001 7.8220000000000001 0.17900000000000027 0.50100000000000033 Mortgage lending income 1.8280000000000001 1.8280000000000001 -0.12799999999999989 -6.543967280163594 0.22500000000000009 14.036182158452906 1.956 1.603 -0.12799999999999989 0.22500000000000009 Bank owned life insurance 3.78 3.78 - 0.61219057758849316 0.68599999999999994 22.171945701357465 3.7570000000000001 3.0939999999999999 2.2999999999999687E-2 0.68599999999999994 Other service charges and fees 2.2559999999999998 2.2559999999999998 -0.125 -5.2498950020999589 -9.0000000000000302E-2 -3.8363171355498848 2.3809999999999998 2.3460000000000001 -0.125 -9.0000000000000302E-2 Other 5.5650000000000004 5.5650000000000004 -2.7809999999999997 -33.321351545650607 -1.3009999999999993 -18.948441596271472 8.3460000000000001 6.8659999999999997 -2.7809999999999997 -1.3009999999999993 43.557999999999993 43.557999999999993 -1.9650000000000034 -4.3164993519759323 1.3659999999999997 3.2375805839969658 45.522999999999996 42.191999999999993 -1.9650000000000034 1.3659999999999997 Legal reserve recapture 0 0 0 0 Gain (loss) on sale of securities 0 - - - - - 0 0 #VALUE! #VALUE! 0 0 Total noninterest income $43.557999999999993 $43.557999999999993 $-1.9650000000000034 -4.3164993519759323% $1.3659999999999997 3.2375805839969658% 45.522999999999996 42.191999999999993 -1.9650000000000034 1.3659999999999997 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities -370 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 24590 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 18907 Non-core items 5683 Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.570418649881761E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.9785261641643684E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 % Change vs $ in millions Reported Adjusted1 0 4Q23 Salaries and employee benefits $72.906999999999996 $71.923000000000002 1.3681298054864155% #REF! % Occupancy expense, net 11.62 11.673999999999999 -0.46256638684255846 #REF! Furniture and equipment 5.3920000000000003 5.3940000000000001 -3.70782350760063E-2 #REF! Deposit insurance 3.68 3.278 12.263575350823677 #REF! OREO and foreclosure expense 0.35 0.16800000000000001 108.3333333333333 #REF! Donation to Simmons First Foundation 0 - NM NM Other 48.475000000000001 45.084000000000003 7.5215153934877073 #REF! Subtotal 142.42400000000001 137.52100000000002 3.5652736672944432 #REF! Merger related costs and certain items 3.5000000000000003E-2 1.4219999999999999 NM NM Total noninterest expense $142.459 $138.94300000000001 2.5305341039131091% #REF! % 1,139 Adjusted noninterest expense (1) $141.32 $136.351 3.6442710357826451% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,459 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,320 ,136,351 ,125,622 ,126,356 Average assets 27,180,612 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0964796524817027E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0797177046638981E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,459,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,455,720 ,138,943,468 Total noninterest expense - core -,142,341,387 -2,592,468 -,142,457,599 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 4Q24 Adjusted 4Q24 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q24 4Q23 3Q24 4Q23 Service charges on deposit accounts $12.978 $12.978 $0.26500000000000057 2.0844804530795296% $0.19599999999999973 1.5334063526834589% 12.712999999999999 12.782 0.26500000000000057 0.19599999999999973 Wealth management fees 8.8279999999999994 8.8279999999999994 0.60199999999999854 7.3182591782153956 1.1489999999999991 14.962885792420877 8.2260000000000009 7.6790000000000003 0.60199999999999854 1.1489999999999991 Debit and credit card fees 8.3230000000000004 8.3230000000000004 0.17900000000000027 2.1979371316306517 0.50100000000000033 6.4050115060086981 8.1440000000000001 7.8220000000000001 0.17900000000000027 0.50100000000000033 Mortgage lending income 1.8280000000000001 1.8280000000000001 -0.12799999999999989 -6.543967280163594 0.22500000000000009 14.036182158452906 1.956 1.603 -0.12799999999999989 0.22500000000000009 Bank owned life insurance 3.78 3.78 - 0.61219057758849316 0.68599999999999994 22.171945701357465 3.7570000000000001 3.0939999999999999 2.2999999999999687E-2 0.68599999999999994 Other service charges and fees 2.2559999999999998 2.2559999999999998 -0.125 -5.2498950020999589 -9.0000000000000302E-2 -3.8363171355498848 2.3809999999999998 2.3460000000000001 -0.125 -9.0000000000000302E-2 Other 5.5650000000000004 5.5650000000000004 -2.7809999999999997 -33.321351545650607 -1.3009999999999993 -18.948441596271472 8.3460000000000001 6.8659999999999997 -2.7809999999999997 -1.3009999999999993 43.557999999999993 43.557999999999993 -1.9650000000000034 -4.3164993519759323 1.3659999999999997 3.2375805839969658 45.522999999999996 42.191999999999993 -1.9650000000000034 1.3659999999999997 Legal reserve recapture 0 0 0 0 Gain (loss) on sale of securities 0 - - - - - 0 0 #VALUE! #VALUE! 0 0 Total noninterest income $43.557999999999993 $43.557999999999993 $-1.9650000000000034 -4.3164993519759323% $1.3659999999999997 3.2375805839969658% 45.522999999999996 42.191999999999993 -1.9650000000000034 1.3659999999999997 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities -370 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 24590 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 18907 Non-core items 5683 Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.570418649881761E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.9785261641643684E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 % Change vs $ in millions Reported Adjusted1 0 4Q23 Salaries and employee benefits $72.906999999999996 $71.923000000000002 1.3681298054864155% #REF! % Occupancy expense, net 11.62 11.673999999999999 -0.46256638684255846 #REF! Furniture and equipment 5.3920000000000003 5.3940000000000001 -3.70782350760063E-2 #REF! Deposit insurance 3.68 3.278 12.263575350823677 #REF! OREO and foreclosure expense 0.35 0.16800000000000001 108.3333333333333 #REF! Donation to Simmons First Foundation 0 - NM NM Other 48.475000000000001 45.084000000000003 7.5215153934877073 #REF! Subtotal 142.42400000000001 137.52100000000002 3.5652736672944432 #REF! Merger related costs and certain items 3.5000000000000003E-2 1.4219999999999999 NM NM Total noninterest expense $142.459 $138.94300000000001 2.5305341039131091% #REF! % 1,139 Adjusted noninterest expense (1) $141.32 $136.351 3.6442710357826451% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,459 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,320 ,136,351 ,125,622 ,126,356 Average assets 27,180,612 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0964796524817027E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0797177046638981E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,459,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,455,720 ,138,943,468 Total noninterest expense - core -,142,341,387 -2,592,468 -,142,457,599

Employees (FTE) Adjusted Efficiency Ratio1 Adjusted Noninterest Expense as a Percentage of Total Average Assets1 Noninterest Expense Note: Numbers may not add due to rounding NM – not meaningful FTE – full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation # of Financial Centers Highlights Full-year adjusted noninterest expense1 2.5% below 4Q22 annualized run rate Adjusted noninterest expense1 up 2% on a linked quarter basis, primarily as a result of seasonality Headcount down 2% vs a year ago and down 8% from 3Q22 Branch count down 5% vs a year ago following annual branch optimization review Continuous improvement under Better Bank Initiative resulted in additional cost savings, partially used to self fund investments 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs $ in millions Q4 22 Q3 22 Q3 22 Q4 21 Service charges on deposit accounts $11.891999999999999 $12.56 -5.3184713375796253% #REF! % Wealth management fees 8.1509999999999998 8.5619999999999994 -4.8002803083391683 #REF! Debit and credit card fees 7.8449999999999998 7.6849999999999996 2.0819778789850378 #REF! Mortgage lending income 1.139 2.593 -56.074045507134599 #REF! Bank owned life insurance 2.9750000000000001 2.9020000000000001 2.5155065472088198 #REF! Other service charges and fees 2.0230000000000001 2.085 -2.9736211031174982 #REF! Other 6.6 6.6580000000000004 -0.87113247221388879 #REF! 40.625 43.045000000000002 -5.6220234638169391 #REF! Settlement award - - NM - Gain on sale of branches - - NM NM Gain (loss) on sale of securities -5.1999999999999998E-2 - NM NM Gain on insurance/legal settlement 4.0739999999999998 - NM NM Total noninterest income $44.646999999999998 $43.045000000000002 3.7216866070391372% #REF! % Adjusted noninterest income (1) $40.573 $42.703000000000003 -4.9879399573800489% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 Non-core items Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.5704275939710618E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.978534302530392E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 4Q24 Adjusted 4Q24 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q24 4Q23 3Q24 4Q23 Salaries and employee benefits $71.587999999999994 $71.388000000000005 $2.2210000000000036 3.2110688623187409% $5.436000000000007 8.2423580786026314% 69.167000000000002 65.951999999999998 Occupancy expense, net 11.875999999999999 11.789 -0.20300000000000118 -1.6927951967978749 0.18900000000000006 1.6293103448275867 11.992000000000001 11.6 Furniture and equipment 5.6710000000000003 5.6340000000000003 - - 0.19600000000000062 3.6042662743655871 5.6109999999999998 5.4379999999999997 Deposit insurance 5.55 5.55 - - 0.85099999999999998 18.110236220472441 5.5709999999999997 4.6989999999999998 OREO and foreclosure expense 0.317 0.317 0.23 NM 0.128 67.724867724867721 8.6999999999999994E-2 0.189 FDIC special assessment - - - - - - Other 46.115000000000002 44.658000000000001 0.28900000000000148 0.65135567626045543 -0.20400000000000063 - 44.369 44.862000000000002 Merger related costs - - #VALUE! #VALUE! Total noninterest expense $141.11699999999999 $139.33600000000001 $2.5389999999999873 1.8560348545655143% $6.5960000000000321 4.969112550851313% 136.79700000000003 132.73999999999998 $141.11699999999999 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,436 ,136,351 ,125,622 ,126,356 Average assets 27,180,575 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0981896078357432E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0814276372004639E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Fully-taxable equivalent 6,770 6,203 5,602 5,579 Noninterest income 44,647 43,023 42,218 46,601 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Efficiency ratio (GAAP) 0.58326481020115117 0.57222695841621674 0.66390764426705817 0.68983879061292697 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,575,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,571,720 ,138,943,468 Total noninterest expense - core -,142,457,387 -2,592,468 -,142,573,599 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs $ in millions Q4 22 Q3 22 Q3 22 Q4 21 Service charges on deposit accounts $11.891999999999999 $12.56 -5.3184713375796253% #REF! % Wealth management fees 8.1509999999999998 8.5619999999999994 -4.8002803083391683 #REF! Debit and credit card fees 7.8449999999999998 7.6849999999999996 2.0819778789850378 #REF! Mortgage lending income 1.139 2.593 -56.074045507134599 #REF! Bank owned life insurance 2.9750000000000001 2.9020000000000001 2.5155065472088198 #REF! Other service charges and fees 2.0230000000000001 2.085 -2.9736211031174982 #REF! Other 6.6 6.6580000000000004 -0.87113247221388879 #REF! 40.625 43.045000000000002 -5.6220234638169391 #REF! Settlement award - - NM - Gain on sale of branches - - NM NM Gain (loss) on sale of securities -5.1999999999999998E-2 - NM NM Gain on insurance/legal settlement 4.0739999999999998 - NM NM Total noninterest income $44.646999999999998 $43.045000000000002 3.7216866070391372% #REF! % Adjusted noninterest income (1) $40.573 $42.703000000000003 -4.9879399573800489% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 Non-core items Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.5704275939710618E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.978534302530392E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 4Q24 Adjusted 4Q24 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 3Q24 4Q23 3Q24 4Q23 Salaries and employee benefits $71.587999999999994 $71.388000000000005 $2.2210000000000036 3.2110688623187409% $5.436000000000007 8.2423580786026314% 69.167000000000002 65.951999999999998 Occupancy expense, net 11.875999999999999 11.789 -0.20300000000000118 -1.6927951967978749 0.18900000000000006 1.6293103448275867 11.992000000000001 11.6 Furniture and equipment 5.6710000000000003 5.6340000000000003 - - 0.19600000000000062 3.6042662743655871 5.6109999999999998 5.4379999999999997 Deposit insurance 5.55 5.55 - - 0.85099999999999998 18.110236220472441 5.5709999999999997 4.6989999999999998 OREO and foreclosure expense 0.317 0.317 0.23 NM 0.128 67.724867724867721 8.6999999999999994E-2 0.189 FDIC special assessment - - - - - - Other 46.115000000000002 44.658000000000001 0.28900000000000148 0.65135567626045543 -0.20400000000000063 - 44.369 44.862000000000002 Merger related costs - - #VALUE! #VALUE! Total noninterest expense $141.11699999999999 $139.33600000000001 $2.5389999999999873 1.8560348545655143% $6.5960000000000321 4.969112550851313% 136.79700000000003 132.73999999999998 $141.11699999999999 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,436 ,136,351 ,125,622 ,126,356 Average assets 27,180,575 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0981896078357432E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0814276372004639E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Fully-taxable equivalent 6,770 6,203 5,602 5,579 Noninterest income 44,647 43,023 42,218 46,601 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Efficiency ratio (GAAP) 0.58326481020115117 0.57222695841621674 0.66390764426705817 0.68983879061292697 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,575,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,571,720 ,138,943,468 Total noninterest expense - core -,142,457,387 -2,592,468 -,142,573,599

Annual Cost Savings Achieved in 2023 Estimated Annual Cost Savings from Better Bank Initiative (2022) 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 2025 Outlook for adjusted noninterest expense. See slides 28 and 29 for full 2025 outlook and associated commentary and cautionary disclosures Source: St Louis Federal Reserve, professional forecasters performance 2025 economic outlook. Minneapolis Federal Reserve. E – estimated 2025 expense outlook relatively flat vs 4Q22 run rate while cumulative inflation up ~10% 4Q22 Annualized Adjusted Noninterest Expense1 2.5% reduction in expense base $566M 2023 Adjusted Noninterest Expense1 $539M 2024 Adjusted Noninterest Expense1 $552M Annual Inflation Rate 4.1% 3.2% 2.4% 2023 2024 2025E Continuous efficiency improvements Merit and targeted investments 2025 Outlook2 ~2% estimated growth in 2025 Building brand awareness $15 Million $18 Million Annual Cost Savings Achieved Over 2 Years $24 Million 2.3% 3M more than originally estimated 6M additional annual cost savings achieved in 2024

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital

Deposits

Deposit Mix

$ in billions; Period End Balances



$22.2
$22.4
$21.8
$21.9
$21.9
$2.9
$3.0
$2.9
$3.4
$3.3
$3.3
$3.5
$3.3
$3.2
$3.2
$3.5
$3.5
$3.4
$3.3
$3.1
$8.2
$8.1
$8.0
$8.0
$8.2
$4.3
$4.2
$4.2
$4.1
$4.1
4Q23
1Q24
2Q24
3Q24
4Q24
Noninterest Bearing
Interest Bearing Transactions
Time Deposits
Public Funds
Brokered Deposits

Highlights

- **Average deposits of $21.9 billion,** up $139 million from 3Q24 levels
- **Cost of deposits down 19 bps** on a linked quarter basis
- Interest bearing transaction and savings accounts **up 2% vs 3Q24**
- Continued focus on optimizing deposit balances and costs
- **~79% of deposits** are FDIC insured or are collateralized deposits[2]

Linked Quarter Deposit Change[1]

$ in millions; Period End Balances



Total Deposits
$(50)
Noninterest Bearing Transaction Accounts
$(31)
Interest Bearing Transaction and Savings Accounts
$165
Time Deposits
$(189)
Public Funds
$69
Brokered Deposits (MM & CDs)
$(64)

Evolution of Funding Rates

28% total deposit beta since 2Q24[3]



Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
4.52%
4.99%
5.26%
5.33%
5.33%
5.33%
5.27%
4.77%
3.65%
2.20%
3.06%
3.31%
3.48%
3.53%
3.52%
3.28%
2.57%
2.10%
1.41%
0.65%
0.47%
1.02%
1.58%
1.96%
2.37%
2.58%
2.75%
2.79%
2.79%
2.60%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Linked quarter growth is 4Q24 vs 3Q24. The categories titled "Noninterest Bearing Transaction Accounts," "Interest Bearing Transaction Accounts" and "Time Deposits" exclude public funds and brokered deposits, which are each shown as separate categories

2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

3 Deposit beta calculated as change in cost of deposits from 2Q24 to 4Q24 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 4Q24

12

Securities: Targeted goal of securities to earnings assets in mid-teens

Securities Portfolio by Type


8%
8%
40%
44%
Treasury/Agency
States and Political Subdivisions
MBS/CMO
Corporate & Other

Securities Portfolio Summary

At December 31, 2024	Yield (FTE)[1] HTM	Yield (FTE)[1] AFS	Effective Duration HTM	Effective Duration AFS
Fixed Rate				
Municipal	3.27%	3.31%	12.90	13.37
MBS/CMO	3.01	1.45	5.74	4.27
Treasury/Agency	2.34	2.98	8.63	0.31
Corporate	4.08	6.30	4.14	1.16
Other	2.33	2.81	17.79	5.23
Variable Rate	-	4.81	-	-
Total	**3.12%**	**3.12%**	**9.69**	**6.16**

Securities Portfolio Bond Ratings[2]

$ in millions

At December 31, 2024	HTM	AFS
U.S. Guaranteed/GSE	$1,538	$1,449
Aaa/AAA	473	309
Aa/AA	1,152	506
A	309	82
Baa/BBB	152	173
Not Rated	16	10
Total	**$3,640**	**$2,529**
Fair value	**$2,950**	**$2,529**

AOCI Evolution and Projections

$ in millions


AOCI Position
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
$(404)
$(408)
$(405)
$(336)
$(361)
11%


Projected AOCI "Burn" Down
AOCI Flat Rates3
12/31/24
YE 2025
YE 2026
YE 2027
$(361)
$(329)
$(304)
$(285)
~9%
~16%
~21%

FTE – fully taxable equivalent using an effective tax rate of 26.135%
Data presented on this slide is as of December 31, 2024, unless otherwise noted
1 Effective yield of securities portfolio at 12/31/24, excluding AOCI impact of HTM transfers made during Q2 22
2 Bond ratings reflect highest rating by Moody's Investors Service, Inc., Standard & Poor's or Fitch Ratings
3 **Flat Rates:** projected AOCI burn down assumes interest rates remain at 12/31/24 levels and no additional bond sales and is for illustrative purposes only

13

Loan to Deposit Ratio Period End Balances Liquidity: Solid liquidity position and reduced use of wholesale funding Cash and Cash Equivalents + Variable Rate Securities $ in millions 1 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliation $1,824 $1,301 $1,245 FHLB borrowing availability Unpledged securities Fed Funds lines and Fed Discount Window Additional Liquidity Sources $ in millions Total at 12.31.24 $10,900 $ 4,716 4,103 2,081 Uninsured, non-collateralized deposits1 $4,631 Coverage ratio 2.4x $1,145 $1,166 $1,190 Borrowed Funds as a Percent of Total Liabilities Period End Balances 12.6% 10.4% 10.0% 8.9% 5.7% 5.9% 5.4% 7.4% 6.2% 4.8% Wholesale Funding $ in millions December 31, 2024 Change vs 3Q24 Brokered deposits $3,298 $ (64) FF purchased/securities sold 37 (14) FHLB advances 728 (300) Other 17 (1) Subordinated debt 366 - Total $4,446 $(379)

Interest Rate Sensitivity Weighted Average Rates 4.20% 4.83% 3.93% 4.66% 3.71% 4.56% 3.37% 4.39% CD Maturities (over the next 12 months) $ in millions Totals may not add due to rounding 1 Other includes agriculture, mortgage warehouse and other loans 2 Weighted average rates do not include mortgage warehouse and credit card portfolios 3 Projections over the next 12 months 4 Cash flows from fixed rate loans over the next 12 months includes prepayment assumptions and are based on the forward rate curve 5 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits Additional Interest Rate Sensitivity Factors ~$106 million of projected securities principal maturities per quarter3 ~$2.4 billion of projected cash flows from fixed rate loans at a weighted average rate of 5.86%4 ~$0.7 billion of FHLB advances maturing at a weighted average rate of 4.42% in 1Q25 ~27% of customer interest bearing deposits5 are tied to index rates, principally Fed Funds target rate Loan Portfolio – Repricing and Maturity (contractual) At December 31, 2024 In millions Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) Change in Interest Rates Base Case 5% Higher Deposit Betas 5% Lower Deposit Betas Down 25 bps 0.27% 0.37% 0.16% Down 50 bps 0.55% 0.75% 0.35% Assumes immediate, parallel shift in interest rates across the yield curve and static balance sheet Repricing Term Rate Structure 3 mo or less 3-12 mo 1-3 years 3-5 years Over 5 years Total Variable Fixed RE - Construction 2,203.627 168.483 315.55900000000003 92.552999999999997 9.0280000000000005 2,789.25 2,170.459999999998 619.20400000000018 RE - Commercial 2,656.4009999999998 695.64499999999998 3,057.5909999999999 801.66099999999994 701.03700000000003 7,912.335 2,878.6210000000001 5,033.7139999999999 RE - Single-Family 538.81600000000003 271.76900000000001 631.56700000000001 421.46899999999999 826.32399999999996 2,689.9450000000002 1,390.5039999999999 1,299.4410000000003 Commercial 1,432.825 115.669 467.39400000000001 322.80399999999997 95.480999999999995 2,434.1729999999998 1,468.884 965.28899999999976 Consumer 228.14700000000002 15.141 42.265999999999998 13.952999999999999 9.4870000000000001 308.99400000000003 220.81 88.184000000000026 Other1 455.375 26.995999999999999 60.028999999999996 53.725000000000001 275.12399999999997 871.24900000000002 442.41300000000001 428.83600000000001 Total 7,515.1909999999998 1,293.7030000000002 4,574.405999999999 1,706.165 1,916.4810000000002 17,005.946 8,571.2780000000002 8,434.6679999999997 Weighted average rate2 7.3800000000000004E-2 5.74E-2 5.0200000000000002E-2 6.0199999999999997E-2 4.6300000000000001E-2 6.1400000000000003E-2 7.0400000000000004E-2 5.28E-2 Repricing Term Rate Structure 3 mo or less 3-12 mo 1-3 years 3-5 years Over 5 years Total Variable Fixed RE - Construction 2,203.627 168.483 315.55900000000003 92.552999999999997 9.0280000000000005 2,789.25 2,170.459999999998 619.20400000000018 RE - Commercial 2,656.4009999999998 695.64499999999998 3,057.5909999999999 801.66099999999994 701.03700000000003 7,912.335 2,878.6210000000001 5,033.7139999999999 RE - Single-Family 538.81600000000003 271.76900000000001 631.56700000000001 421.46899999999999 826.32399999999996 2,689.9450000000002 1,390.5039999999999 1,299.4410000000003 Commercial 1,432.825 115.669 467.39400000000001 322.80399999999997 95.480999999999995 2,434.1729999999998 1,468.884 965.28899999999976 Consumer 228.14700000000002 15.141 42.265999999999998 13.952999999999999 9.4870000000000001 308.99400000000003 220.81 88.184000000000026 Other1 455.375 26.995999999999999 60.028999999999996 53.725000000000001 275.12399999999997 871.24900000000002 442.41300000000001 428.83600000000001 Total 7,515.1909999999998 1,293.7030000000002 4,574.405999999999 1,706.165 1,916.4810000000002 17,005.946 8,571.2780000000002 8,434.6679999999997 Weighted average rate2 7.3800000000000004E-2 5.74E-2 5.0200000000000002E-2 6.0199999999999997E-2 4.6300000000000001E-2 6.1400000000000003E-2 7.0400000000000004E-2 5.28E-2

Capital: Focused on maintaining a strong capital position 1 4Q24 data as of December 31, 2024, 3Q24 data as of September 30, 2024, and 4Q23 data as of December 31, 2023 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases Well Capitalized 5.0% Tier 1 Leverage Ratio1 CET 1 Capital Ratio1 Well Capitalized 6.5% Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 Well Capitalized 10.0% Well Capitalized 8.0% Book Value Per Common Share1 +3% Tangible Book Value Per Common Share 1,2 Capital Ratios (at 12/31/24) CET 1 Capital Ratio 12.38% Total Risk-Based Capital Ratio 14.61% Equity to Assets 13.13% Tangible Common Equity Ratio2 8.29% +6% Share Repurchase Program3 No shares were repurchased during the fourth quarter of 2024 $175M remaining authorization under January 2024 program

Loan Portfolio

Loans: Well-diversified, granular portfolio and conservative credit culture

Loan Portfolio Waterfall
$ in millions



$17,336
$2,105
$(2,227)
$(208)
$17,006
Total loans at 9/30/24
Funded loans /advances
Paydowns/ payoffs
Other[1]
Total loans at 12/31/24

Linked Quarter Change by Loan Type
$ in millions



Total Loans $(330)
RE – Commercial $(81)
RE – Construction $(7)
Commercial[2] $(14)
RE – Single Family $(35)
Consumer & Other $18
Agricultural $(53)
Mortgage Warehouse $(139)
Run-Off Portfolio[3] $(19)

Unfunded Commitments
$ in millions



$3,880
$3,875
$3,746
$3,681
$3,739
4Q23
1Q24
2Q24
3Q24
4Q24
92% variable rate
• 63% tied to Prime
• 36% tied to SOFR
RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other

Highlights

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Focused on maintaining conservative underwriting standards and structure guidelines while emphasizing prudent pricing discipline
- Minimal exposure to Shared National Credits (SNC)
  - SNC totaled ~1% of total loans
  - Additional banking relationships with all borrowers

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards) and change in run-off portfolio
2 Commercial loan change excludes the impact of loans included in the run-off portfolio
3 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

18

Loans: Pipelines represent opportunities that meet pricing and disciplined credit appetite 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans Rate Ready to Close1 7.94% 8.43% 8.44% 8.38% 8.68% 8.31% 7.93% Commercial Loan Pipeline by Category $ in millions Mortgage Loan Volume $ in millions $689 $877 Highlights Continued focus on maintaining prudent underwriting standards and pricing discipline $552 million of ready to close loans in the commercial pipeline with a rate1 of 7.93% Mortgage loan originations in 4Q24 75% purchase 25% refinance $1,244 $948 $1,013 $1,002 $1,265

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State



$16.6B[1]
34%
18%
14%
9%
5%
2%
18%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	10.5%	10.2%
Houston-Sugarland-Baytown	9.0%	8.5%
Little Rock-North Little Rock-Conway	5.7%	5.6%
Memphis	5.5%	5.6%
Nashville-Davidson-Murfreesboro	5.0%	5.7%
Fort Worth-Arlington	4.5%	4.4%
Fayetteville-Springdale-Rogers	3.1%	3.0%
St. Louis	3.0%	2.9%
Jonesboro	2.1%	2.0%
Kansas City	1.9%	2.3%

Office (non-owner occupied permanent)
By State



$0.8B
43%
14%
12%
11%
2%
2%
16%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/24
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$2.2M
Median Loan Size	$0.5M
Number of Loans <$1M	64%
Average LTV	48.0%
Weighted Average LTV	55.0%

Multifamily (permanent)
By State



$0.9B
36%
18%
12%
6%
9%
10%
9%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 12/31/24
NPL Ratio	0.78%
Past Due 30+ Days	0.00%
Average Loan Size	$2.7M
Median Loan Size	$0.6M
Number of Loans <$1M	66%
Average LTV	51.9%
Weighted Average LTV	62.0%

Retail (non-owner occupied permanent)
By State



$1.0B
46%
13%
11%
8%
7%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Other

Key Statistics	At 12/31/24
NPL Ratio	0.25%
Past Due 30+ Days	0.00%
Average Loan Size	$1.8M
Median Loan Size	$0.9M
Number of Loans <$1M	52%
Average LTV	48.0%
Weighted Average LTV	55.9%

Data shown above as of December 31, 2024
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

20

Loans: Construction and Land Development Data shown above as of December 31, 2024 By State Construction and Land Development (CLD) Top 10 MSAs % of Total Loans % of Total Commitments Dallas-Plano-Irving 15.0% 14.3% Houston-Sugarland-Baytown 13.6% 11.2% Nashville-Davidson-Murfreesboro 6.1% 8.3% Fort Worth-Arlington 4.6% 4.4% Corpus Christi 3.6% 2.7% Orlando-Kissimmee-Sanford 3.3% 3.9% Kansas City 3.0% 3.4% Memphis 3.0% 3.0% Fayetteville-Springdale-Rodgers 2.4% 3.1% Jacksonville, FL 1.4% 2.8% $0.5B Key Statistics At 12/31/24 NPL Ratio 0.00% Past Due 30+ Days 0.00% Average Loan Size $13.2M Median Loan Size $8.7M Number of Loans <$1M 30% Average LTV 38.9% Weighted Average LTV 46.2% CLD - Industrial Warehouse (non-owner occupied) By State CLD - Multifamily Key Statistics At 12/31/24 NPL Ratio 0.00% Past Due 30+ Days 0.00% Average Loan Size $18.0M Median Loan Size $12.3M Number of Loans <$1M 25% Average LTV 48.4% Weighted Average LTV 52.4% By State $0.9B Key Statistics At 12/31/24 NPL Ratio 0.38% Past Due 30+ Days 0.01% Average Loan Size $1.4M Median Loan Size $0.3M Number of Loans <$1M 85% Average LTV 55.9% Weighted Average LTV 55.6% $2.8B

Loans: Loan portfolio by type and key credit metrics

	as of September 30, 2024		as of December 31, 2024							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	178	1%	182	1%	2	1	1	-	3.31%	-
Consumer – Other	114	1%	127	1%	2	1	1	30	1.78%	0.67%
Real Estate – Construction	2,796	16%	2,789	16%	-	14	11	1,708	1.63%	1.23%
Real Estate – Commercial	7,993	46%	7,912	46%	5	237	28	254	1.31%	0.39%
Real Estate - Single-family	2,725	16%	2,690	16%	25	38	34	301	1.22%	0.45%
Commercial	2,467	14%	2,434	14%	3	64	35	1,312	1.63%	0.15%
Mortgage Warehouse	410	2%	271	2%	-	-	-	-	0.20%	-
Agriculture	314	2%	261	2%	-	3	1	133	0.74%	0.11%
Other	339	2%	340	2%	-	-	-	1	0.78%	0.08%
Total Loan Portfolio	**17,336**	**100%**	**17,006**	**100%**	**37**	**358**	**111**	**3,739**	**1.38%**	**0.69%**
Loan Concentration (Holding Company Level)										
C&D	94%		94%							
CRE	272%		267%							
Select Loan Categories										
Retail	1,211	7%	1,204	7%	-	16	3	99	1.16%	0.59%
Nursing / Extended Care	244	1%	243	1%	-	101	-	1	7.71%	0.02%
Healthcare	608	4%	596	4%	-	3	3	99	0.84%	0.18%
Multifamily	1,754	10%	1,813	11%	-	9	7	474	1.06%	0.62%
Hotel	651	4%	679	4%	3	59	1	127	2.71%	0.91%
Restaurant	548	3%	569	3%	-	34	5	26	2.40%	0.65%
NOO Office	866	5%	817	5%	-	13	9	127	2.36%	1.40%
NOO Industrial Warehouse	1,530	9%	1,411	9%	-	1	-	326	0.21%	0.23%
Run-Off Portfolio[1]	87	1%	68	<1%	1	6	6	6	7.58%	0.01%

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

22

Credit Quality

Credit Quality: Nonperforming and past due loans Source: S&P Global Market Intelligence 2017 – 2023; Company Reports 1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period Nonperforming Loans / Total Loans1 Strategic decision to de-risk certain elements of the loan portfolio through planned exit of particular acquired non-relationship credits Quarterly RE - Construction Nonperforming Loans Evolution $ in millions 3Q24 4Q24 RE - Commercial Run-Off Portfolio Annual Quarterly Nonperforming Assets / Total Assets1 Past Due 30-89 days / Total Loans1 Annual Quarterly Highlights Increase in nonperforming loans reflects continued credit normalization “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios. Run-off portfolio totaled $68 million at end of 4Q24, down from $87 million at the end of 3Q24 Classified loans down $8.4 million on a linked quarter basis RE – Single Family Consumer - Other

Credit Quality: Loan loss provision and net charge-offs Source: S&P Global Market Intelligence 2017 – 2023 1 “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios 2 For the full-year for each respective year shown above; quarterly annualized data for each respective quarter Key Credit Metrics: Average FICO Scores748 Balance Weighted Average FICO Score742 Line Utilization19% Credit Card Portfolio Net Charge-Off Ratio2 Annual Quarterly Net Charge-Offs to Average Loans2 Annual Quarterly Loan Loss Provision and Net Charge-Offs $ in millions 4Q23 1Q24 2Q24 3Q24 4Q24 Highlights Provision for credit losses on loans exceeded net charge-offs by $1.8 million during 4Q24 NCO ratio of 27 bps in 4Q24; 6 bps associated with run-off portfolio1 and 3 bps associated with credit card portfolio ACL to total loans ended 4Q24 at 1.38%, up 3 bps from 3Q24 levels $2.5 million of net charge-offs associated with run-off portfolio1 6 bps of NCO ratio associated with run-off portfolio

ACL: Reflects current economic forecast and composition of loan portfolio Note: Numbers may not add due to rounding ACL – Allowance for Credit Losses on Loans 1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period $ in millions ACL ACL / Loans ACL as of 9/30/23 $ 218.5 1.30% 4Q23 Provision 11.2 4Q23 Net Charge-Offs (4.5) ACL as of 12/31/23 $ 225.2 1.34% 1Q24 Provision 10.2 1Q24 Net Charge-Offs (8.0) ACL as of 3/31/24 $ 227.4 1.34% 2Q24 Provision 11.1 2Q24 Net Charge-Offs (8.1) ACL as of 6/30/24 $ 230.4 1.34% 3Q24 Provision 12.1 3Q24 Net Charge-Offs (9.3) ACL as of 9/30/24 $ 233.2 1.35% 4Q24 Provision 13.3 4Q24 Net Charge-Offs (11.5) ACL as of 12/31/24 $ 235.0 1.38% Allowance for Credit Losses on Loans and Loan Coverage Reserve for Unfunded Commitments $ in millions As of 12/31/23 As of 3/31/24 As of 6/30/24 As of 9/30/24 As of 12/31/24 Unfunded Commitments $3,880 $3,875 $3,746 $3,681 $3,739 Reserve for Unfunded Commitments $25.6 $25.6 $25.6 $25.6 $25.6 Provision for Unfunded Commitments - - - - - Reserve / Unfunded Balance 0.66% 0.66% 0.68% 0.70% 0.69% ACL Methodology as of 12/31/24: Moody’s December 2024 scenarios with management’s weighting: Baseline (75%) / S1 (15%) / S3 (10%) Total credit coverage / total commitments: 1.26% ACL / Loans (%) and ACL ($)1 $ in millions

2025 Outlook

2025 Outlook

$ in millions

	Full Year 2024	2025 Outlook[2]	Outlook Commentary
Total Loans (period end)	$17,006	Up Low Single Digits	• Cautious optimism in underlying economy and growth opportunities • Moderated by relationship pricing and profitability discipline
Total Deposits (period end)	$21,886	Relatively Stable	• Focused on growing customer deposits – new and existing relationships • Expect continued reduction in wholesale funding
Net Interest Income[1]	$628.5	Up 5% - 7%	• Expect NIM above 3% in 2nd half of the year • Favorable repricing of assets and liabilities combined with improving mix
Adjusted Noninterest Income	$175.6	Up ~1%	• Good momentum in Wealth and banking services • Expect Treasury Management fees to grow as we optimize pricing and invest in TM platform and talent
Adjusted Noninterest Expense	$551.8	Up ~2%	• Continuous improvement initiatives expected to drive additional efficiencies • Utilize cost savings to partially fund investments in technology and talent
Net Charge-Offs	22 bps	25 - 30 bps	• Credit normalization continues • Prudent and conservative underwriting standards given economic uncertainty

Driving positive operating leverage of 3%+

1 Net interest income outlook for 2025 is based on forward interest rate curve as of January 13, 2025
2 2025 Outlook (other than net charge-offs) presented versus full-year 2024 results
Outlook for 2025 is based on various assumptions that are based on the current economic environment and current forecasts. As such, the 2025 Outlook and associated commentary presented above consist of forward-looking statements that involve risks and uncertainties and may not be realized due to a variety of factors, including those set forth on Slide 29 of this presentation. The 2025 Outlook will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation (which the Company assumes no obligation to do)

28

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," “believe,” “continue,” "estimate," "expect," "foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” "may," "might," "will," "would," "could,“ “should,” “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the expected expenses and cost savings associated with branch closures; the Company’s ability to recruit and retain key employees; increases in, and cash flows associated with, the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; the estimated annual impact of securities sales; estimated earn back periods; projections regarding loan repricing, securities investments and maturities thereof; the estimates of future swap income set forth on slide 7; the interest rate sensitivity estimates and projections set forth on slide 15; the AOCI burn down projections set forth on slide 13; the 2025 outlook and associated commentary set forth on slides 10 and 28; and the statement regarding operating leverage set forth on slide 28. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Hamas) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2023, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses), gains and/or losses on sale of branches, net branch right-sizing initiatives, early retirement program, FDIC special assessment charges and gain/loss on the sale of AFS investment securities. The Company has updated its calculation of certain non-GAAP financial measures to exclude the impact of gains or losses on the sale of AFS investment securities and has presented past periods on a comparable basis. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels . The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation.

Appendix

Select Balance Sheet and Other Data 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q24 vs 3Q24 4Q24 vs 4Q23 YTD $ in millions, except per share data 4Q24 3Q24 4Q23 $ Change % Change $ Change % Change 4Q21 Period End Balances Total loans $17,005.937000000002 $17,336.4 $16,845.669999999998 $-,330.10299999999916 -1.9041430453552204% $160.26700000000346 0.9513839461416701% 591.53200000000004 Investment securities 6,166.619999999999 6,349.7939999999999 6,878.4409999999998 -,183.73199999999997 -2.8935111910717097 -,712.37899999999991 -10.356692744765855 176.31700000000001 Total assets 26,876.48999999999 27,269.403999999999 27,345.673999999999 -,393.35499999999956 -1.4424774373506644 -,469.625 -1.7173648746050292 483.589 Total deposits 21,885.75 21,935.434000000001 22,244.977999999999 -49.684000000001106 - -,359.22799999999916 -1.6148723545602028 15.497999999999999 0 #REF! Borrowed funds 1,148.7739999999999 1,463.2039999999997 1,406.4760000000001 -,314.42999999999984 -21.489143003983031 -,257.70200000000023 -18.322530921252849 -32.704000000000001 0 #REF! Total stockholders' equity 3,528.8719999999998 3,528.8330000000001 3,426.4879999999998 - - 102.38400000000001 2.9880157175510322 61.305999999999997 #DIV/0! #REF! Average Balances Total loans $17,212.34 $17,208.162 $16,793.210999999999 $3.8719999999993888 - % $418.82300000000032 2.4940018915977435% 591.53200000000004 Investment securities 6,266.2860000000001 6,444.4660000000003 6,965.8060000000005 -,178.18000000000029 -2.7648528210095344 -,699.52000000000044 -10.042197557612146 176.31700000000001 Total assets 27,078.942999999999 27,216.44 27,370.811000000002 -,137.49699999999939 -0.5051983286572358 -,291.86800000000221 -1.066347650422204 483.589 Total deposits 21,856.62000000002 21,717.42 22,104.637999999999 138.64200000000346 0.6383907480723009 -,248.57599999999729 -1.1245422793171156 15.497999999999999 0 #REF! Borrowed funds 1,345.954 1,670.5009999999997 1,644.4950000000001 -,324.5469999999998 -19.42812365871076 -,298.54100000000017 -18.15396215859581 -32.704000000000001 0 #REF! Total stockholders' equity 3,543.1460000000002 3,505.1410000000001 3,336.2469999999998 38.005000000000109 1.0842645131822117 206.89900000000034 6.2015492258217195 61.305999999999997 #DIV/0! #REF! Select Other Data Equity to assets 13.13% 12.94% 12.53 % Tangible common equity to tangible assets1 8.2899999999999991 8.15 7.69 Book value per share $28.08 $28.11 $27.37 $-3.0000000000001137E-2 - % $0.7099999999999973 2.5940811107051416 % Tangible book value per share1 16.8 16.78 15.92 1.9999999999999574E-2 - 0.88000000000000078 5.5276381909547787 Allowance for credit losses to total loans 1.38% 1.35% 1.34 % Nonperforming loan coverage ratio 212 229 267 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q24 vs 3Q24 4Q24 vs 4Q23 YTD $ in millions, except per share data 4Q24 3Q24 4Q23 $ Change % Change $ Change % Change 4Q21 Period End Balances Total loans $17,005.937000000002 $17,336.4 $16,845.669999999998 $-,330.10299999999916 -1.9041430453552204% $160.26700000000346 0.9513839461416701% 591.53200000000004 Investment securities 6,166.619999999999 6,349.7939999999999 6,878.4409999999998 -,183.73199999999997 -2.8935111910717097 -,712.37899999999991 -10.356692744765855 176.31700000000001 Total assets 26,876.48999999999 27,269.403999999999 27,345.673999999999 -,393.35499999999956 -1.4424774373506644 -,469.625 -1.7173648746050292 483.589 Total deposits 21,885.75 21,935.434000000001 22,244.977999999999 -49.684000000001106 - -,359.22799999999916 -1.6148723545602028 15.497999999999999 0 #REF! Borrowed funds 1,148.7739999999999 1,463.2039999999997 1,406.4760000000001 -,314.42999999999984 -21.489143003983031 -,257.70200000000023 -18.322530921252849 -32.704000000000001 0 #REF! Total stockholders' equity 3,528.8719999999998 3,528.8330000000001 3,426.4879999999998 - - 102.38400000000001 2.9880157175510322 61.305999999999997 #DIV/0! #REF! Average Balances Total loans $17,212.34 $17,208.162 $16,793.210999999999 $3.8719999999993888 - % $418.82300000000032 2.4940018915977435% 591.53200000000004 Investment securities 6,266.2860000000001 6,444.4660000000003 6,965.8060000000005 -,178.18000000000029 -2.7648528210095344 -,699.52000000000044 -10.042197557612146 176.31700000000001 Total assets 27,078.942999999999 27,216.44 27,370.811000000002 -,137.49699999999939 -0.5051983286572358 -,291.86800000000221 -1.066347650422204 483.589 Total deposits 21,856.62000000002 21,717.42 22,104.637999999999 138.64200000000346 0.6383907480723009 -,248.57599999999729 -1.1245422793171156 15.497999999999999 0 #REF! Borrowed funds 1,345.954 1,670.5009999999997 1,644.4950000000001 -,324.5469999999998 -19.42812365871076 -,298.54100000000017 -18.15396215859581 -32.704000000000001 0 #REF! Total stockholders' equity 3,543.1460000000002 3,505.1410000000001 3,336.2469999999998 38.005000000000109 1.0842645131822117 206.89900000000034 6.2015492258217195 61.305999999999997 #DIV/0! #REF! Select Other Data Equity to assets 13.13% 12.94% 12.53 % Tangible common equity to tangible assets1 8.2899999999999991 8.15 7.69 Book value per share $28.08 $28.11 $27.37 $-3.0000000000001137E-2 - % $0.7099999999999973 2.5940811107051416 % Tangible book value per share1 16.8 16.78 15.92 1.9999999999999574E-2 - 0.88000000000000078 5.5276381909547787 Allowance for credit losses to total loans 1.38% 1.35% 1.34 % Nonperforming loan coverage ratio 212 229 267 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704

Income Summary Totals may not foot due to rounding NM – Not meaningful 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q24 Adjusted 4Q24 vs Adjusted Adjusted Adjusted $ in millions, except per share data Reported Adjusted1 3Q24 4Q23 3Q24 4Q23 Net interest income $164.94200000000001 $164.94200000000001 $7.2300000000000182 4.5843055696459487% $9.3140000000000214 5.9847842290590521% $157.71199999999999 $155.62799999999999 Noninterest income 43.558 43.558 -1.9650000000000034 -4.3164993519759314 1.3659999999999997 3.2375805839969658 $45.523000000000003 $42.192 Total revenue 208.5 208.5 5.2650000000000148 2.5905970920363202 10.680000000000021 5.3988474370640009 $203.23499999999999 $197.82 Noninterest expense 141.11699999999999 139.33600000000001 2.5390000000000157 1.8560348545655354 6.5960000000000036 4.9691125508512908 $136.797 $132.74 Pre-provision net revenue2 67.38300000000001 69.163999999999987 2.7259999999999991 4.1030735422499163 4.0840000000000174 6.2753534111862397 $66.437999999999988 $65.079999999999984 Provision for credit losses 13.332000000000001 13.332000000000001 1.1840000000000011 9.7464603226868718 3.3030000000000008 32.934489979060736 $12.148 $10.029 Provision for credit losses on investment securities 0 0 0 #DIV/0! 0 #DIV/0! $0 $0 Provision for income taxes 5.7320000000000002 6.1980000000000004 -2.0869999999999997 -25.190102595051293 1.3620000000000001 28.163771712158809 $8.2850000000000001 $4.8360000000000003 Earnings $48.31900000000001 $49.633999999999986 $3.6289999999999978 7.8882730138028281% $-0.58099999999998353 -1.1570247933884361% $46.004999999999995 $50.214999999999989 Diluted EPS $0.38 $0.39 $2.0000000000000018E-2 5.4054054054054106% $-1.0000000000000009E-2 -2.5000000000000022% $0.37 $0.4 Impact of certain items, net of tax1, 2 26.308 1.5569999999999999 26.308 26.308 Impact of certain items: Day 2 CECL provision $ - $ - $ - $ - Merger related costs $1.9E-2 $1.9E-2 $1.9E-2 $1.9E-2 Branch right sizing costs 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 Loss from early retirement of TruPS - - - - Gain on sale of intellectual property - - - - Early retirement program 3.609 3.609 3.609 3.609 Donation to Simmons First Foundation - - - - Day 2 CECL provision - - - - Tax effect (2) -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 Total impact on earnings $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 Pre-tax, pre-provision income (adjusted) (3) $29.059000000000001 $4.3079999999999998 574.53574744661103% #REF! #REF! % $29.059000000000001 $29.059000000000001 Tax effect on non-core items -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 Net income $22.01100000000001 $48.076999999999984 -54.217193252490759% #REF! #REF! % $19.696999999999996 $23.906999999999989 Diluted EPS $0.19 $0.37 -48.648648648648646% #REF! #REF! % $0.19 $0.19 Noninterest income 42.218000000000004 42.218000000000004 Gain (loss) on sale of securities -5.3999999999999999E-2 -5.3999999999999999E-2 Noninterest income - adjusted 42.272000000000006 42.272000000000006 51.070000000000007 52.384999999999984 Key Performance Ratios % Change vs Reported Adjusted1 3Q24 4Q23 0 Return on average assets 1.37% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 Return on average common equity 10.42 10.08 Return on average tangible common equity (2) 17.43 17.25 Efficiency ratio (2) 58.1 56.75 Net interest margin (FTE) 2.85 2.89 Book value per share $28.42 $28.03 1.3913663931501981% #REF! #REF! % Tangible book value per share (2) 17.39 17.16 1.3403263403263428 #REF! #REF! Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 -1.6454403631501902 #REF! #REF! Noninterest income to revenue 25.319042668134468% 26.136546750997059 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 Gain on sale of branches 0.44500000000000001 5.4770000000000003 Net interest income ,146,533 ,146,681 Noninterest income 49,679 51,903 Total revenue ,196,212 ,198,584 Non-core items Gain on sale of branches 445 5,477 Core noninterest income 49,234 46,426 Core total revenue ,195,767 ,193,107 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 4Q24 Adjusted 4Q24 vs Adjusted Adjusted Adjusted $ in millions, except per share data Reported Adjusted1 3Q24 4Q23 3Q24 4Q23 Net interest income $164.94200000000001 $164.94200000000001 $7.2300000000000182 4.5843055696459487% $9.3140000000000214 5.9847842290590521% $157.71199999999999 $155.62799999999999 Noninterest income 43.558 43.558 -1.9650000000000034 -4.3164993519759314 1.3659999999999997 3.2375805839969658 $45.523000000000003 $42.192 Total revenue 208.5 208.5 5.2650000000000148 2.5905970920363202 10.680000000000021 5.3988474370640009 $203.23499999999999 $197.82 Noninterest expense 141.11699999999999 139.33600000000001 2.5390000000000157 1.8560348545655354 6.5960000000000036 4.9691125508512908 $136.797 $132.74 Pre-provision net revenue2 67.38300000000001 69.163999999999987 2.7259999999999991 4.1030735422499163 4.0840000000000174 6.2753534111862397 $66.437999999999988 $65.079999999999984 Provision for credit losses 13.332000000000001 13.332000000000001 1.1840000000000011 9.7464603226868718 3.3030000000000008 32.934489979060736 $12.148 $10.029 Provision for credit losses on investment securities 0 0 0 #DIV/0! 0 #DIV/0! $0 $0 Provision for income taxes 5.7320000000000002 6.1980000000000004 -2.0869999999999997 -25.190102595051293 1.3620000000000001 28.163771712158809 $8.2850000000000001 $4.8360000000000003 Earnings $48.31900000000001 $49.633999999999986 $3.6289999999999978 7.8882730138028281% $-0.58099999999998353 -1.1570247933884361% $46.004999999999995 $50.214999999999989 Diluted EPS $0.38 $0.39 $2.0000000000000018E-2 5.4054054054054106% $-1.0000000000000009E-2 -2.5000000000000022% $0.37 $0.4 Impact of certain items, net of tax1, 2 26.308 1.5569999999999999 26.308 26.308 Impact of certain items: Day 2 CECL provision $ - $ - $ - $ - Merger related costs $1.9E-2 $1.9E-2 $1.9E-2 $1.9E-2 Branch right sizing costs 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 Loss from early retirement of TruPS - - - - Gain on sale of intellectual property - - - - Early retirement program 3.609 3.609 3.609 3.609 Donation to Simmons First Foundation - - - - Day 2 CECL provision - - - - Tax effect (2) -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 Total impact on earnings $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 Pre-tax, pre-provision income (adjusted) (3) $29.059000000000001 $4.3079999999999998 574.53574744661103% #REF! #REF! % $29.059000000000001 $29.059000000000001 Tax effect on non-core items -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 Net income $22.01100000000001 $48.076999999999984 -54.217193252490759% #REF! #REF! % $19.696999999999996 $23.906999999999989 Diluted EPS $0.19 $0.37 -48.648648648648646% #REF! #REF! % $0.19 $0.19 Noninterest income 42.218000000000004 42.218000000000004 Gain (loss) on sale of securities -5.3999999999999999E-2 -5.3999999999999999E-2 Noninterest income - adjusted 42.272000000000006 42.272000000000006 51.070000000000007 52.384999999999984 Key Performance Ratios % Change vs Reported Adjusted1 3Q24 4Q23 0 Return on average assets 1.37% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 Return on average common equity 10.42 10.08 Return on average tangible common equity (2) 17.43 17.25 Efficiency ratio (2) 58.1 56.75 Net interest margin (FTE) 2.85 2.89 Book value per share $28.42 $28.03 1.3913663931501981% #REF! #REF! % Tangible book value per share (2) 17.39 17.16 1.3403263403263428 #REF! #REF! Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 -1.6454403631501902 #REF! #REF! Noninterest income to revenue 25.319042668134468% 26.136546750997059 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 Gain on sale of branches 0.44500000000000001 5.4770000000000003 Net interest income ,146,533 ,146,681 Noninterest income 49,679 51,903 Total revenue ,196,212 ,198,584 Non-core items Gain on sale of branches 445 5,477 Core noninterest income 49,234 46,426 Core total revenue ,195,767 ,193,107 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704

Non-GAAP Reconciliations   4Q 1Q 2Q 3Q 4Q $ in thousands, except per share data 2023 2024 2024 2024 2024 Calculation of Adjusted Earnings Net Income $ 23,907 $ 38,871 $ 40,763 $ 24,740 $ 48,319 Certain items Branch right sizing, net 3,846 236 519 410 1,581 Loss (gain) on sale of securities 20,218 - - 28,393 - Early retirement program 1,032 219 118 (1) 200 FDIC special assessment 10,521 1,549 283 - - Termination of vendor and software services - - 615 (13) - Tax effect⁽¹⁾ (9,309) (524) (401) (7,524) (466) Certain items, net of tax 26,308 1,480 1,134 21,265 1,315 Adjusted earnings (non-GAAP) $ 50,215 $ 40,351 $ 41,897 $ 46,005 $ 49,634 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 23,907 $ 38,871 $ 40,763 $ 24,740 $ 48,319 Diluted earnings per share $ 0.19 $ 0.31 $ 0.32 $ 0.20 $ 0.38 Adjusted earnings available to common shareholders (non-GAAP) $ 50,215 $ 40,351 $ 41,897 $ 46,005 $ 49,634 Adjusted diluted earnings per share (non-GAAP) $ 0.40 $ 0.32 $ 0.33 $ 0.37 $ 0.39 (1) Effective tax rate of 26.135%

Non-GAAP Reconciliations

$ in thousands	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 155,628	$ 151,906	$ 153,905	$ 157,712	$ 164,942
Noninterest income	21,974	43,184	43,299	17,130	43,558
Less: Noninterest expense	148,139	139,879	139,354	137,193	141,117
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 29,463	$ 55,211	$ 57,850	$ 37,649	$ 67,383
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 29,463	$ 55,211	$ 57,850	$ 37,649	$ 67,383
Plus: (Gain) loss on sale of securities	20,218	-	-	28,393	-
Plus: Branch right sizing costs, net	3,846	236	519	410	1,581
Plus: FDIC special assessment	10,521	1,549	283	-	-
Plus: Early retirement program	1,032	219	118	(1)	200
Plus: Termination of vendor and software services	-	-	615	(13)	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 65,080	$ 57,215	$ 59,385	$ 66,438	$ 69,164
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,426,488	$ 3,439,126	$ 3,458,869	$ 3,528,833	$ 3,528,872
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(112,645)	(108,795)	(104,943)	(101,093)	(97,242)
Total intangible assets	(1,433,444)	(1,429,594)	(1,425,742)	(1,421,892)	(1,418,041)
Tangible common stockholders' equity (non-GAAP)	$ 1,993,044	$ 2,009,532	$ 2,033,127	$ 2,106,941	$ 2,110,831
Shares of common stock outstanding	125,184,119	125,419,618	125,487,520	125,554,598	125,651,540
Book value per common share	$ 27.37	$ 27.42	$ 27.56	$ 28.11	$ 28.08
Tangible book value per common share (non-GAAP)	$ 15.92	$ 16.02	$ 16.20	$ 16.78	$ 16.80

34

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 155,628	$ 151,906	$ 153,905	$ 157,712	$ 164,942
Noninterest Income (GAAP)	21,974	43,184	43,299	17,130	43,558
Total Revenue (non-GAAP)	$ 177,602	$ 195,090	$ 197,204	$ 174,842	$ 208,500
Total Revenue (non-GAAP)	$ 177,602	$ 195,090	$ 197,204	$ 174,842	$ 208,500
Less: Gain (loss) on sales of securities	(20,218)	-	-	(28,393)	-
Adjusted Total Revenue (non-GAAP)	$ 197,820	$ 195,090	$ 197,204	$ 203,235	$ 208,500
Employees (FTE)	3,007	2,989	2,961	2,972	2,946
Total Revenue per Employee (FTE)	$ 59.06	$ 65.27	$ 66.60	$ 58.83	$ 70.77
Adjusted Total Revenue per Employee (FTE)	$ 65.79	$ 65.27	$ 66.60	$ 68.38	$ 70.77
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 21,974	$ 43,184	$ 43,299	$ 17,130	$ 43,558
Less: Gain (loss) on sale of securities	(20,218)	-	-	(28,393)	-
Adjusted Noninterest Income (non-GAAP)	$ 42,192	$ 43,184	$ 43,299	$ 45,523	$ 43,558
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	12.37%	22.14%	21.96%	9.80%	20.89%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	21.33%	22.14%	21.96%	22.40%	20.89%
Calculation of Total Revenue and Adjusted Revenue Per Share					
Average Diluted Shares Outstanding	125,609,265	125,661,950	125,758,166	125,999,269	126,232,084
Total Revenue per Average Diluted Shares Outstanding	$ 1.41	$ 1.55	$ 1.57	$ 1.39	$ 1.65
Adjusted Total Revenue per Average Diluted Shares Outstanding (non-GAAP)	$ 1.57	$ 1.55	$ 1.57	$ 1.61	$ 1.65

FTE – Full time equivalent

35

Non-GAAP Reconciliations

$ in thousands	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	Full-Year 2023	Full-Year 2024	4Q 2022
Calculation of Adjusted Noninterest Expense								
Noninterest Expense (GAAP)	$ 148,139	$ 139,879	$ 139,354	$ 137,193	$ 141,117	$ 563,061	$ 557,543	$ 142,575
Less: Branch right sizing expense	3,846	236	519	410	1,581	5,467	2,746	1,104
Less: Early retirement program	1,032	219	118	(1)	200	6,198	536	-
Less: FDIC special assessment	10,521	1,549	283	-	-	10,521	1,832	-
Less: Merger related costs	-	-	-	-	-	1,420	-	35
Less: Termination of vendor and software services	-	-	615	(13)	-	-	602	-
Adjusted Noninterest Expense (non-GAAP)	$ 132,740	$ 137,875	$ 137,819	$ 136,797	$ 139,336	$ 539,455	$ 551,827	$ 141,436
Calculation of Noninterest Expense to Average Assets								
Average total assets	$ 27,370,811	$ 27,259,399	$ 27,305,277	$ 27,216,440	$ 27,078,943			
Noninterest expense to average total assets	2.15%	2.06%	2.05%	2.01%	2.07%			
Adjusted noninterest expense to average assets (non-GAAP)	1.92%	2.03%	2.03%	2.00%	2.05%			
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio								
Noninterest Expense (efficiency ratio numerator)	$ 148,139	$ 139,879	$ 139,354	$ 137,193	$ 141,117			
Total Revenue	$ 177,602	$ 195,090	$ 197,204	$ 174,842	$ 208,500			
Fully taxable equivalent adjustment	6,511	6,422	6,576	6,398	6,424			
Efficiency ratio denominator	$ 184,113	$ 201,512	$ 203,780	$ 181,240	$ 214,924			
Efficiency ratio (based on GAAP figures)	80.46%	69.41%	68.38%	75.70%	65.66%			
Adjusted Noninterest Expense (non-GAAP)	$ 132,740	$ 137,875	$ 137,819	$ 136,797	$ 139,336			
Less: Other real estate and foreclosure expense	189	179	117	87	317			
Less: Amortization of intangible assets	4,015	3,850	3,852	3,851	3,850			
Adjusted efficiency ratio numerator (non-GAAP)	$ 128,536	$ 133,846	$ 133,850	$ 132,859	$ 135,169			
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 35)	$ 197,820	$ 195,090	$ 197,204	$ 203,235	$ 208,500			
Fully taxable equivalent adjustment	6,511	6,422	6,576	6,398	6,424			
Adjusted efficiency ratio denominator (non-GAAP)	$ 204,331	$ 201,512	$ 203,780	$ 209,633	$ 214,924			
Adjusted Efficiency Ratio (non-GAAP)	62.91%	66.42%	65.68%	63.38%	62.89%			

FTE – Full time equivalent
Fully taxable equivalent adjustment using an effective tax rate of 26.135%

36

Non-GAAP Reconciliations

$ in thousands	4Q 2023	3Q 2024	4Q 2024
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 66,982	$ 69,167	$ 71,588
Less: Early retirement program	1,032	(1)	200
Plus: Other	2	(1)	-
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 65,952	$ 69,167	$ 71,388
Calculation of Adjusted Deposit Insurance			
Deposit insurance (GAAP)	$ 15,220	$ 5,571	$ 5,550
Less: FDIC special assessment	10,521	-	-
Total Adjusted Deposit Insurance (non-GAAP)	$ 4,699	$ 5,571	$ 5,550
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 11,733	$ 12,216	$ 11,876
Less: Branch right sizing expense	133	224	87
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,600	$ 11,992	$ 11,789
Calculation of Adjusted Furniture and Equipment Expense			
Furniture and Equipment Expense (GAAP)	$ 5,445	$ 5,612	$ 5,671
Less: Branch right sizing expense	7	1	37
Total Adjusted Furniture and Equipment Expense (non-GAAP)	$ 5,438	$ 5,611	$ 5,634
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 48,570	$ 44,540	$ 46,115
Less: Branch right sizing expense	3,708	184	1,457
Less: Termination of vendor and software services	-	(13)	-
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 44,862	$ 44,369	$ 44,658
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ (4,473)	$ 761	$ 5,732
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 33)	(9,309)	(7,524)	(466)
Adjusted provision for income taxes (non-GAAP)	$ 4,836	$ 8,285	$ 6,198

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

37

Non-GAAP Reconciliations

$ in thousands	4Q 2023	3Q 2024	4Q 2024
Calculation of Tangible Common Equity (TCE)			
Total common stockholders' equity	$ 3,426,488	$ 3,528,833	$ 3,528,872
Less: Intangible assets	(1,433,444)	(1,421,892)	(1,418,041)
Total tangible common stockholders' equity	$ 1,993,044	$ 2,106,941	$ 2,110,831
Total assets	$ 27,345,674	$ 27,269,404	$ 26,876,049
Less: Intangible assets	(1,433,444)	(1,421,892)	(1,418,041)
Total tangible assets	$ 25,912,230	$ 25,847,512	$ 25,458,008
Common equity to total assets	12.53%	12.94%	13.13%
Tangible common equity to tangible common assets (non-GAAP)	7.69%	8.15%	8.29%
Calculation of CET 1 Capital Ratio, Including the Impact of AOCI			
Total stockholders' equity	$ 3,426,488	$ 3,528,833	$ 3,528,872
CECL transition provision	61,746	30,873	30,873
Disallowed intangible assets, net of deferred tax	(1,398,810)	(1,388,549)	(1,385,128)
Unrealized loss (gain) on available for sale securities (AOCI)	404,375	335,861	360,910
Total tier 1 capital (CET 1)	$ 2,493,799	$ 2,507,018	$ 2,535,527
Total tier 1 capital (CET 1)	$ 2,493,799	$ 2,507,018	$ 2,535,527
Less: Unrealized loss (gain) on available for sale securities (AOCI)	404,375	335,861	360,910
Total tier 1 capital, including AOCI (non-GAAP)	$ 2,089,424	$ 2,171,157	$ 2,174,617
Risk weighted assets	$ 20,599,238	$ 20,790,941	$ 20,473,960
CET 1 capital ratio	12.11%	12.06%	12.38%
CET 1 capital ratio, including AOCI	10.14%	10.44%	10.62%

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

38

Non-GAAP Reconciliations

$ in thousands	4Q 2023	3Q 2024	4Q 2024
Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio			
Uninsured deposits at Simmons Bank	$ 8,328,444	$ 8,355,496	$ 8,467,291
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,846,716	2,710,167	2,790,339
Less: Intercompany eliminations	728,480	986,626	1,045,734
Total uninsured, non-collateralized deposits	$ 4,753,248	$ 4,658,703	$ 4,631,218
FHLB borrowing availability	$ 5,401,000	$ 4,955,000	$ 4,716,000
Unpledged securities	3,817,000	4,110,000	4,103,000
Fed funds lines, Fed discount window and Bank Term Funding Program[1]	1,998,000	2,109,000	2,081,000
Additional liquidity sources	$ 11,216,000	$ 11,174,000	$ 10,900,000
Uninsured, non-collateralized deposit coverage ratio	2.4x	2.4x	2.4x

	3Q 2024	4Q 2024
Calculation of Net Charge-Off Ratio		
Net charge-offs	$ 9,314	$ 11,536
Less: Net charge-offs from run-off portfolio	3,500	2,500
Net charge-offs excluding run-off portfolio	$ 5,814	$ 9,036
Average total loans	$ 17,208,162	$ 17,212,034
Net charge-offs as a percentage of average total loans (annualized) (NCO ratio)	0.22%	0.27%
NCO ratio excluding NCOs associated with run-off portfolios (annualized)	0.13%	0.21%

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

1 The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

39

Nasdaq: SFNC 4th Quarter 2024 Earnings Presentation Contents 2 Company Profile 4 4Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 17 Loan Portfolio 23 Credit Quality 27 2025 Outlook 30 Appendix